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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 30, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of July 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-15,
                     Mortgage Pass-Through Certificates,
                               Series 2001-15).

                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                     333-51332            95-4596514
----------------------------        -----------        ------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
      of Incorporation)             File Number)       Identification No.)


4500 Park Granada
Calabasas, California                             91302
---------------------                           ---------
(Address of Principal                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.



                                                 By: /s/ Celia Coulter
                                                 ---------------------
                                                 Celia Coulter
                                                 Vice President

Dated:  July 30, 2001



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                                 Exhibit Index

Exhibit                                                               Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP             5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                   5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                          5



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